EXHIBIT 32



                        CERTIFICATION OF PERIODIC REPORT
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                             18 U.S.C. Section 1350

         In connection with the Quarterly Report of Perfisans Networks, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bok Wong, Principal Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         o the quarterly report on Form 10-QSB of Perfisans Holdings, Inc. (the "Company") for the period ended March 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         o the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 21, 2007


                                      /s/ Bok Wong
                                      ------------------------------------
                                      Bok Wong
                                      Chief Executive Officer & Principal
                                      Accounting Officer